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                                                                   Exhibit 10(2)

                               THIRD AMENDMENT TO
                            BENEFIT TRUST AGREEMENT
                            -----------------------


     WHEREAS, the Benefit Trust Agreement was established by trust agreement dated August 27, 1996, by and between The Mead Corporation, an Ohio corporation (the "Company") and Key Bank, N.A., a national banking association (the "Trustee"), as a restatement in its entirety and continuation of a trust established January 9, 1987, by and between the Company and Society Bank, National Association, a national banking association, and subsequently amended, effective as of June 24, 1998, and October 28, 2000; and

     WHEREAS, it is desirable to further amend the Benefit Trust Agreement;

     NOW, THEREFORE, the Benefit Trust Agreement, as amended, is hereby further amended, effective as of June 28, 2001, as follows:

     1. The second paragraph thereof is amended to read, in its entirety, as follows:

          "WHEREAS, the Company is obligated under The Mead Supplemental Executive Retirement Plan, The Mead Corporation Incentive Compensation Election Plan, The Mead Corporation Deferred Compensation Plan for Directors, The Mead Corporation Section 415 Excess Benefit Plan, The Mead Corporation Excess Earnings Benefit Plan, The 1985 Supplement to The Mead Corporation Incentive Compensation Election Plan, The 1985 Supplement to The Mead Corporation Deferred Compensation Plan for Directors, The Mead Corporation Executive Capital Accumulation Plan, The Mead Corporation Directors Capital Accumulation Plan, The Mead Corporation Directors Retirement Plan, The Mead School & Office Products (Canada) Limited Supplemental Employee Retirement Plan, the McSherry Letter dated May 7, 2001, and all Change in Control Severance Agreements with Executives and Staff directors, as each such plan, letter or agreement may be amended from time to time (together with any prior version thereof (except in the case of the McSherry Letter) or predecessor plan thereto under which benefits remain payable from time to time, the 'Plans,' and singly, the 'Plan') to make certain deferred payments to certain of the Company's present and former directors and executives (together, the "Executives"); and "

     2. The first phrase of the first sentence of Section 2.01(b) of the Benefit Trust Agreement, "Upon the occurrence of a Potential Change in Control, as defined in Section 3.02 hereof," is amended to read, in its entirety, as follows: "No later than the tenth business day (the "Funding Date") following the occurrence of a Potential Change in Control, as defined in Section 3.02 hereof,".

     3. The last clause of the first sentence of Section 6.01 of the Benefit Trust Agreement, "provided, however, that, prior to the occurrence of any Potential Change in Control or Change in Control, the Company, in its sole discretion, may terminate this Trust." is amended to read, in its entirety, as follows: "provided, however, that, prior to the earlier of the Funding Date or any Change in Control, the Company, in its sole discretion, may terminate this Trust; and, provided, further, that the Company, in its sole discretion, may terminate this Trust during the ten-business-day period immediately following any return of the Trust Corpus to the Company pursuant to Section 4.01 hereof."

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     4.   The first sentence of Section 6.02 of the Benefit Trust Agreement is amended to read, in its entirety, as follows:

     "Prior to the earlier of the Funding Date or any Change in Control (and also during the ten-business-day period immediately following any return of the Trust Corpus to the Company pursuant to Section 4.01 hereof), this Trust can be amended by an instrument in writing signed on behalf of the parties hereto."

     5. The first phrase of the second sentence of Section 6.02 of the Benefit Trust Agreement, "After a Potential Change in Control or Change in Control has occurred," is amended to read, in its entirety, as follows: "On and after the earlier of the Funding Date or any Change in Control (except during the ten-business-day period immediately following any return of the Trust Corpus to the Company pursuant to Section 4.01 hereof),".

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Benefit Trust Agreement as of the effective date written above.

                                   THE MEAD CORPORATION



                                   By /s/ SUE K. MCDONNELL
                                      ------------------------------------------
                                      Name:  Sue K. McDonnell
                                      Title: Vice President, General Counsel
                                             and Secretary


                                   KEY BANK, N.A.



                                   By /s/ JANICE L. CULVER
                                      ------------------------------------------
                                      Name:  Janice L. Culver, CPA
                                      Title: Senior Vice President

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